Exhibit 13.2

Certification pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, of the Chief Financial Officer.

In connection with the Annual Report of Corporación Inmobiliaria Vesta, S.A.B. de C.V. (the “Company”) on Form 20-F for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Juan Felipe Sottil Achutegui, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 21, 2025
By: /s/ Juan Felipe Sottil Achutegui
Name: Juan Felipe Sottil Achutegui
Title: Chief Financial Officer